                                                                    EXHIBIT 99.3

                             STOCKHOLDER AGREEMENT


     This STOCKHOLDER AGREEMENT (the "Agreement"), dated as of August _____, 2000, is among PREMIER CONSTRUCTION PRODUCTS STATUTORY TRUST, a Connecticut statutory trust ("Trust"), PREMIER CONSTRUCTION PRODUCTS ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Trust ("Merger Sub"), and _________________ (the "Stockholder"), a stockholder of Republic Group Incorporated, a Delaware corporation (the "Company").


                             W I T N E S S E T H:


     WHEREAS, concurrently with the execution hereof, Trust, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof, upon the terms and subject to the conditions of which Merger Sub will be merged with and into the Company;

     WHEREAS, the Stockholder is the record and beneficial owner of ________ shares of Company Common Stock (collectively, the "Existing Shares"); and

     WHEREAS, in order to induce the Trust and Merger Sub to enter into the Merger Agreement and consummate the transactions contemplated thereby, the Stockholder is willing to enter into this Agreement in order to provide for, among other things, (i) the obligation of Stockholder to vote, or cause the record holder of the Shares to vote, the Shares that entitle the holder to vote on any matter submitted to the stockholders of the Company (other than Shares subject to unexercised options) (the "Voting Shares") in the manner specified herein and, in connection therewith, to grant a proxy with respect to the Voting Shares and (ii) certain restrictions on the sale, conveyance or transfer of the Shares by the Stockholder; and

     NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Defined Terms.

     (a) As used herein, the terms set forth below shall have the following respective meanings:

     "beneficial owner" has the meaning set forth in Rule 13d-3 under the Exchange Act, and the term "beneficial ownership" shall have a correlative meaning.
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     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Merger Agreement" means the Agreement and Plan of Merger of even date herewith among the Trust, the Merger Sub and the Company, as the same may be amended from time to time; provided, however, that such term shall not include
                           --------  -------
any amendment to such Agreement that decreases the price per share, or changes the form of consideration, payable in respect of the Shares, unless the Stockholder consents to the inclusion of such amendment in such term.

     "Shares" means the Existing Shares, together with all other shares of capital stock or voting securities of the Company of which the Stockholder is a direct or indirect beneficial owner as of the date of this Agreement, and any other shares of capital stock or voting securities of the Company of which the Stockholder becomes the direct or indirect beneficial owner after the date hereof, including, but not limited to, shares or voting securities received pursuant to any stock splits, stock dividends or distributions, shares or voting securities acquired by purchase or upon the exercise, conversion or exchange of any option, warrant or convertible security or otherwise and shares or voting securities received pursuant to any change in the capital stock of the Company by reason of any recapitalization, merger, reorganization, consolidation, combination, exchange of shares or any transaction with like purpose or effect.

     (b) Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Merger Agreement.

     SECTION 2. Agreement to Vote. For so long as this Agreement remains in effect (the "Term"), the Stockholder shall, at any meeting of the stockholders of the Company (including, but not limited to, the Company Stockholder Meeting), and in any action by written consent of the stockholders of the Company in lieu of a meeting, vote all of the Voting Shares (i) in favor of the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement and (ii) against any Takeover Proposal or any agreement, arrangement or transaction relating to any Takeover Proposal or required in order to implement the same or any other action or agreement that, directly or indirectly, is inconsistent with the Merger Agreement or the transactions contemplated thereby or that is reasonably likely (a) to impede, interfere with, delay or postpone the Merger or the other transactions contemplated by the Merger Agreement, (b) to result in a breach of any covenant, representation, warranty or any other obligation of Company under the Merger Agreement or (c) to cause any conditions to the obligations of the parties under the Merger Agreement not to be fulfilled.

     SECTION 3. PROXY. THE STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, EACH OF DOUGLAS H. WOLF AND RICHARD G. BUCKINGHAM, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF MERGER SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO THE OFFICE NOW HELD BY ANY SUCH OFFICER OF MERGER SUB, AND ANY OTHER PERSON DESIGNATED IN WRITING BY MERGER SUB, EACH OF THEM INDIVIDUALLY, STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) DURING THE TERM TO VOTE OR ACT BY WRITTEN CONSENT, TO THE FULLEST EXTENT PERMITTED BY AND SUBJECT TO APPLICABLE LAW, WITH RESPECT TO THE VOTING SHARES IN RESPECT OF ANY MATTER SPECIFIED IN CLAUSE (i) OR (ii) OF

                                       2
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SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE
IRREVOCABLE THROUGHOUT THE TERM. THE STOCKHOLDER WILL TAKE SUCH FURTHER ACTION AND EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY THE STOCKHOLDER WITH RESPECT TO THE VOTING SHARES.

     SECTION 4. Representations and Warranties. The Stockholder hereby represents and warrants to the Trust and Merger Sub as follows:

     (a) The Stockholder has all necessary power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with the terms hereof.

     (b) The execution and delivery by the Stockholder of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not (i) conflict with, result in any violation or breach of, or constitute a default under, any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, contract or other instrument or document to which the Stockholder is a party or by which its properties or assets are bound or (ii) conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Entity or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental Authority applicable to the Stockholder or its properties or assets.

     (c) There is no requirement applicable to the Stockholder to obtain any consent of, or to make or effect any declaration, filing or registration with, any Governmental Entity for the valid execution and delivery by the Stockholder of this Agreement, the due performance by it of its obligations hereunder or the lawful consummation by it of the transactions contemplated hereby, except for any filings required to be made by the Stockholder in connection with this Agreement pursuant to Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

     (d) As of the date hereof, the Stockholder is the record and beneficial owner of the number of Existing Shares set forth opposite the name of the Stockholder on Exhibit A. The Existing Shares set forth opposite the name of the
               ---------
Stockholder on such exhibit are the only shares of capital stock or voting securities of the Company of which the Stockholder is the record or beneficial owner. Except as described on Exhibit A, the Shares are, or, if acquired after
                              ---------
the date hereof, will be, owned by the Stockholder free and clear of all liens, claims, charges and encumbrances, except for those provided for under the express terms of this Agreement and the Merger Agreement. The Stockholder has not entered into any voting trust or other agreement with respect to any of the Shares other than this Agreement and has not appointed or granted any proxy, unless such appointment or grant is no longer effective, with respect to any of the Shares.

                                       3
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     (e)  There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder at law or in equity before or by any Governmental Entity that could impair the ability of Stockholder to perform its obligations hereunder on a timely basis, and there is no agreement, commitment or law to which Stockholder is subject that could impair the ability of Stockholder to perform its obligations hereunder on a timely basis.

     SECTION 5. No Encumbrances on or Transfer of Shares. Except pursuant to the terms of this Agreement or the Merger Agreement, for so long as this Agreement remains in effect, the Stockholder shall not directly or indirectly sell, convey or transfer record or beneficial ownership of any Shares by any means whatsoever to any person, without the prior written consent of the Trust. Without limiting the generality of the foregoing, for so long as this Agreement remains in effect, the Stockholder shall not, directly or indirectly, (i) except pursuant to the terms of this Agreement, grant any proxy or enter into any voting trust or other agreement or arrangement with respect to the Shares or
(ii) except pursuant to the terms of the Merger Agreement, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares, in each case without the prior written consent of the Trust. If requested by the Trust, the Stockholder shall cause an appropriate legend referring to the restrictions provided for in this Section 5 to be placed on the certificates evidencing the Shares.

     SECTION 6. No Solicitation. For so long as this Agreement remains in effect, and subject to Section 13 hereof, the Stockholder shall not, and shall not permit any affiliates or, if applicable, any director, officer, employee, consultant, agent, advisor or representative of Stockholder or any of Stockholder's affiliates to, take or participate in any actions that, if taken by the Company, would be prohibited under the terms of Section 4.2 of the Merger Agreement.

     SECTION 7. Additional Shares. For so long as this Agreement remains in effect, the Stockholder shall notify the Trust and Merger Sub promptly of the number of any additional shares of Company Common Stock and the number and type of any other Shares acquired by Stockholder, if any, after the date hereof.

     SECTION 8. Best Efforts. Each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which it is a party or by which it is or may be bound, in order to effectuate the transactions contemplated by this Agreement, to obtain all necessary waivers, consents and approvals from, and effect all necessary registrations and filings with, any Governmental Entities, and to rectify any event or circumstances which could impede the effectuation of the transactions contemplated hereby.

     SECTION 9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to any principles of conflicts of laws that would result in the application of the laws of any other jurisdiction.


                                       4
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     SECTION 10.  Severability. If any provision contained herein shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such provision in every other respect and the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not be in any way impaired thereby. Upon a determination that any term or other provision is invalid, illegal or unenforceable, such term or provision shall be modified, without any further action by any of the parties, so as to effect the original intent of the parties as closely as possible in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

     SECTION 11. Expenses. All fees and expenses incurred by any of the parties hereto in connection with this Agreement or any of the transactions contemplated hereby shall be borne and paid solely by the party incurring such fees and expenses.

     SECTION 12. Further Assurances. The Stockholder shall execute and deliver, or cause to be executed and delivered, at the expense of the Trust, all such other and further documents and instruments and take all such further actions as may be reasonably necessary in order to effectuate the transactions contemplated by this Agreement.

     SECTION 13. Action in Stockholder Capacity Only. It is expressly understood and agreed that the Stockholder makes no agreement or understanding under this Agreement in his or her capacity as a director or officer of Company. The Stockholder is entering into this Agreement solely in his or her capacity as a record and beneficial owner of Shares, and nothing contained herein shall limit or affect, or impose any obligations with respect to, any actions taken by the Stockholder in his or her capacity as a director or officer of Company.

     SECTION 14. Termination. This Agreement shall terminate and be of no further force or effect (i) by the written mutual consent of all the parties hereto or (ii) automatically and without any required action by the parties on the earliest of (A) the Effective Time of the Merger and (B) the date upon which the Merger Agreement is terminated in accordance with the express provisions of
Section 7.1 thereof. The representations and warranties set forth in Section 4 hereof shall not survive the termination of this Agreement.

     SECTION 15. Notices. All notices and other communications hereunder shall be in writing and shall be given by delivery in person, by registered or certified mail (return receipt requested and with postage prepaid thereon) or by cable, telex or facsimile transmission to (i) in the case of the Trust or Merger Sub, the addresses set forth in Section 8.2 of the Merger Agreement and (ii) in the case of the Stockholder, the address set forth in Exhibit A hereto (or at
                                                      ---------
such other address as any party shall have furnished to the others in accordance with the terms of this Section 15). All notices and other communications hereunder that are addressed as provided in or pursuant to this Section 15 shall be deemed duly and validly given (a) if delivered in person, upon delivery, (b) if delivered by registered or certified mail (return receipt requested and with postage paid thereon), 72 hours after being placed in a depository of the United States mails and (c) if delivered by facsimile transmission, upon transmission thereof and receipt of the appropriate answerback or confirmation.

                                       5
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     SECTION 16.  Amendment; Waiver. The terms and provisions of this Agreement may be modified or amended only by a written instrument executed by each of the parties hereto, and compliance with any term or provision hereof may be waived only by a written instrument executed by each party entitled to the benefits of the same. No failure to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege granted hereunder.

     SECTION 17. Entire Agreement. This Agreement (including the Exhibit hereto) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings and all contemporaneous oral agreements and understandings among the parties or any of them with respect to the subject matter hereof.

     SECTION 18. Parties in Interest; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (it being understood and agreed that nothing contained in this Agreement is intended to confer any rights, benefits or remedies of any kind or character on any other person under or by reason of this Agreement). No party may delegate any of its obligations or assign or otherwise transfer any its rights under this Agreement without the prior written consent of each of the other parties. Any attempted or purported assignment, delegation or other transfer by any party in violation of this Section 18 shall be null and void.

     SECTION 19. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Stockholder in accordance with the terms hereof. Accordingly, the parties agree that the Trust and Merger Sub shall be entitled to injunctive relief to prevent breaches of the terms of this Agreement and to specific performance of the terms hereof, in addition to any other remedy now or hereafter available at law or in equity, or otherwise.

     SECTION 20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       6
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    PREMIER CONSTRUCTION PRODUCTS
                                    STATUTORY TRUST


                                    By:________________________________
                                       Name:
                                       Its Trustee:



                                    PREMIER CONSTRUCTION PRODUCTS
                                    ACQUISITION CORP.


                                    By:________________________________
                                       Name:
                                       Its:




                                    ___________________________________
                                    Name of Stockholder

                                       7
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                                                                       EXHIBIT A
                                                                       ---------

                                Existing Shares
                           Owned by the Stockholder


                              Number of      Number of            Name and
Stockholder    Address         Shares     Shares Pledged     Address of Pledgee
-----------    -------         ------     --------------     ------------------